Virtus VUL

GP VUL

Vari-Vest Series of VUL

AuguStarSM Life Assurance Corporation

AuguStarSM Variable Account R

Supplement dated December 13, 2023, to the

Prospectuses dated May 1, 2019, and

Update Notices dated May 1, 2023

The following supplements the prospectuses dated May 1, 2019, as previously supplemented (the “Prospectuses”), and the update notices dated May 1, 2023, as previously supplemented (the “Update Notices”). Capitalized terms not defined herein have the meaning ascribed to them in the Prospectuses or Update Notices, as applicable. Please read this supplement in conjunction with your prospectus and update notice and retain it for future reference.

Effective December 8, 2023, the PSF PGIM Jennison Focused Blend Portfolio (the “Target Portfolio”) was reorganized into the PSF PGIM Jennison Blend Portfolio (the “Acquiring Portfolio”). As a result of the reorganization, your investment in the Subaccount invested in the Target Portfolio automatically became an investment in the Subaccount that invests in the Acquiring Portfolio.

You will not incur any transfer charges or tax liability as a result of the reorganization, and your policy value in the Subaccount corresponding to the Target Portfolio immediately before the reorganization equaled your policy value in the Subaccount corresponding to the Acquiring Portfolio immediately after the reorganization.

Effective December 8, 2023 any existing or future instructions with respect to the Subaccount that invests in the Target Portfolio will be treated as instructions with respect to the Subaccount that invests in the Acquiring Portfolio unless you provide us with alternative instructions.

As a result of the reorganization, your Prospectus and Update Notice are amended as follows:

Prospectus:

Effective December 8, 2023, all references to the Target Portfolio in your Prospectus are deleted and replaced with references to the Acquiring Portfolio.

Update Notice:

Appendix A - Funds Available Under the Contract

Effective December 8, 2023, the Target Portfolio is removed as an investment option under the contract and replaced with the Acquiring Portfolio, which is added as an investment option under the contract. Accordingly, all information for the Target Portfolio in the table under “Appendix A – Funds Available Under the Contract” is replaced with the following information for the Acquiring Portfolio:

Type/ Investment Objective	Fund and Adviser/Subadviser	Current Expenses	Average Annual Total Returns (as of 12/31/22)
			1 year	5 year	10 year
Large Cap Growth Equity	PSF PGIM Jennison Blend Portfolio (Class II) Adviser: PGIM Investment LLC Subadviser: Jennison Associates LLC	0.86%	-25.40%	6.93%	10.16%

You may change investment allocations at any time by contacting customer service at 800.366.6654.

You can find the prospectuses and other information about the Funds online at augustarfinancial.com/fundreports. You can also request this information at no cost by calling 800.366.6654 or by sending an email request to lifecs@constellationinsurance.com.

For a short period of time after the reorganization, we may provide you with confirmations, statements and other reports that contain the name of the Target Portfolio or Subaccount.